EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            We hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed S-8 Registration Statements.


                                             /s/ Rothstein, Kass & Company, P.C.


Roseland, New Jersey
March 15, 2004